SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report:  March 24, 1999
---------------------------------
(Date of earliest event reported)


                        Asset Securitization Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-53859                 13-3672337
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 667-9300

Item 5.  Other Events.

            On March 24, 1999, Moody's Investors Service lowered its long-term debt rating of Nomura Securities Co., Ltd. ("NSC") to "Baa2" from "Baa1" and also placed the NSC's short-term ratings on review for possible downgrade.

            Also on March 24, 1999, Standard & Poor's lowered NSC's long-term credit rating to "BBB" from "A- " and reduced its short-term rating to "A-3" from "A-2."

            As disclosed in the Registrant's prospectus and prospectus supplement dated March 19, 1999, NSC is the ultimate parent of Nomura Holding America Inc. ("NHA"), a mortgage loan seller in the Registrant's Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 transaction. NHA is also the indirect parent of the Registrant.

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        ASSET SECURITIZATION CORPORATION


                                        By: /s/ Marlyn Marincas
                                            ---------------------
                                            Name: Marlyn Marincas
                                            Title:    Director

Date:  March 24, 1999